UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 29, 1996    June 7, 1996



                     ENERGY CONSERVATION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)





         Florida                        33-76634                 59-3223766
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 file number)          Identification No.)




          503 Barnes Drive
          Brandon, Florida                                               33511
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (813) 689 1041









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Item 1.  Changes in Control of Registrant

     Vision Marketing Group, Incorporated ("VMG") closed out its escrow on June 7, 1996, with the sale of 35,000 shares of its common stock at $6.00 per share pursuant to the Offering and Prospectus dated June 7, 1995. The shares were purchased by Energy Conservation Systems, Inc. ("ECS"), a Florida corporation. A principal of the purchaser is Mr. Jose A. Alvarez, the Principal Accounting Officer and Chief Financial Officer of VMG. At the same time, ECS also acquired by purchase from Mr. William E. Baker, Jr., and Dottie S. Baker, his wife, 1,438,500 shares of their 1,948,500 issued and outstanding shares in the Company in an exempt transaction for an undisclosed sum. Thereafter, Mr. and Mrs. Baker transferred an additional 285,000 shares to different, unrelated parties in an exempt transaction for an undisclosed sum. This left Mr. and Mrs. Baker retaining ownership of 225,000 shares of the Company's stock. Previous to these transactions, Mr. Alvarez individually owned 100,000 shares of the Company stock. As a result of these transactions Mr. Alvarez and ECS control a total of 1,573,501 shares of stock in the Company or 61.93% of the 2,540,834 total issued and outstanding shares. For additional information, see Form 10-K, Transition report for the period January 1, 1996 to May 31, 1996, also filed on August 29, 1996.

Item 2. Acquisition or Disposition of Assets

     On June 13, 1996, the Company acquired certain assets and U.S. governmental part numbers from a well-established company in the business of energy-efficient lighting products and elected to form a wholly-owned subsidiary, Mor-Lite of North America, Inc., to facilitate the acquisition and to transact this business on behalf of the Company. For additional information, see Form 10-K, Transition report for the period January 1, 1996 to May 31, 1996, also filed on August 29, 1996.

Item 5. Other Events

     On June 7, 1996, the Company closed its public offering on Form SB-2, by virtue of selling the minimum number of shares, 35,001, for $210,006, to a company controlled by Mr. Jose Alvarez, the Company's Chief Financial Officer. No sales commissions were paid to effect this transaction.

     On July 8, 1996, the Company changed its name from Vision Marketing Group, Inc. to Energy Conservation International, Inc. Amendment to Articles of Incorporation attached as Exhibit 3.1.

     On July 8, 1996, the Company increased its authorized shares of common stock from 4,000,0000 shares of $0.01 par value to 50,000,000 shares with $0.01 par value. On July 8, 1996, the Company increased its authorized shares of preferred stock from 1,000,000 shares of no par value to 10,000,000 shares with no par value. Amendment to Articles of Incorporation attached as Exhibit 3.1.

Item 6. Resignations of Registrant's Directors

     On June 11, 1996, all of the Company's directors and officers resigned, except Jose A. Alvarez, CPA, due to the change of control reported in Item 1 above, and were replaced with the following directors and officers:

Daniel S. Pena, Sr., Chairman of the Board
Jose A. Alvarez, CPA, President, Chief Executive Officer,
   Chief Financial Officer
Steven M. Alvarez, Secretary
Lucinda A. Burke, Director
David A. Reecher, Director

Item 8. Change in Fiscal Year

On July 1, 1996, the Company changed its fiscal year end from December 31 to May 31.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENERGY  CONSERVATION  INTERNATIONAL,  INC.
                                                     (Registrant)



Dated: August 29, 1996


                                      By: /s/ Jose A. Alvarez, CPA
                                          Jose A. Alvarez, CPA
                                          President, Chief Executive Officer,
                                          Chief Financial Officer